 UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington D.C. 20549

                                              FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

January 5, 2004
Date of earliest event reported

Commission File Number

0-17187

                                                  LOGIC Devices Incorporated

(Exact name of registrant as specified in its charter)

             California

94-2893789
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)

            395 West Java Drive,  Sunnyvale, California 94089

(Address of principal executive offices)
(Zip Code)
(408) 542-5400
(Registrant's telephone number, including area code)

Item 5.  Other Events

Effective January 6, 2004, LOGIC Devices reported that Mr. Gary C. Schaefer resigned as Chief Financial Officer of LOGIC Devices. Bill Volz, president of LOGIC thanks Mr. Schaefer for his service to the Company and wishes him well in his future endeavors.

Item 7.   Financial Statements and Exhibits

a.	Financial Statements of Businesses Acquired: None.
b.	Pro Forma Financial Information: None.
c.	Exhibits: None

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.
LOGIC Devices Incorporated (Registrant)

Date: January 5, 2004	By: /s/ William J. Volz William J. Volz President and Chief Executive Officer

Date: January 5, 2004	By: /s/ Gary C. Schaefer Gary C. Schaefer Chief Financial Officer